UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 5, 2009
STEWART & STEVENSON LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33836	20–3974034
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

1000 Louisiana St., Suite 5900, Houston, TX	77002
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 751-2700
None
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre-commencement communications pursuant to Rule 13c under the Exchange Act

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Stewart & Stevenson LLC announced today the appointment of Andrew M. Cannon as its Chief Accounting Officer whose appointment has been effective as of January 5, 2009.
Mr. Cannon, 35, is a Certified Public Accountant with over 13 years of experience in public accounting, most recently with Ernst & Young LLP, and has worked primarily with the oilfield services, energy, and related supporting industries.
Mr. Cannon has not engaged in, and is not otherwise connected to, any transaction that would require disclosure pursuant to Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2009	Stewart & Stevenson LLC
	By:	/s/ Jeffery W. Merecka
	Name:	Jeffery W. Merecka
	Title:	Vice President, Chief Financial Officer and Secretary